Sequent Energy
Doug Schantz
President, Sequent Energy

Forward-Looking Statements
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” as defined in the Private Securities Litigation Reform
Act of 1995. Forward-looking statements involve matters that are not historical facts and because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," “believe,” "can,"
"could," "estimate," "expect," "forecast," “future,” “goal,” "indicate," "intend," "may," “outlook,” "plan," “potential,” "predict,"
"project,” "seek," "should," "target," "will," "would," or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe that our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products, impact of changes in state and federal legislation and regulation, actions taken by government agencies on rates and other matters, concentration of credit risk, utility and energy industry consolidation, costs and timelines of construction projects may be affected by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected changes in project costs including the cost of funds to finance these projects, impact of acquisitions and divestitures, direct or indirect effects on AGL Resources' business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors, interest rate fluctuations, financial market conditions and general economic conditions, uncertainties about environmental issues and the related impact of such issues, impacts of changes in weather upon the temperature-sensitive portions of the business, impacts of natural disaster such as hurricanes upon the supply or price of gas, acts of war or terrorism, and other factors which can be found in our filings with the
Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update these statements to reflect subsequent changes.
Management does not affirm or update earnings guidance during private and one-on-one meetings with investors, but only updates or confirms earnings guidance through public disclosure and filing with the commission. Earnings guidance is only effective as of the date it is given. The company further disclaims any duty to update its guidance.

Non-GAAP Measures
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations. EBIT is a non-GAAP (accounting principles generally accepted in the
United States of America) financial measure. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
We also use EBIT and operating margin internally to measure performance against budget and in reports for management and the Board of Directors. Projections of forward-looking EBIT and operating margin are used in our internal budgeting process, and those projections are used in providing forward-looking business segment EBIT and operating margin projections to investors. We are unable to reconcile our forward-looking EBIT and operating margin business segment guidance to GAAP earnings per share because we do not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts. The impact of these items could be material to our operating results reported in accordance with GAAP.
EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income or net income as determined in accordance with GAAP. In addition, the company's EBIT or operating margin may not be comparable to similarly titled measures of another company.
Reconciliation of non-GAAP financial measures referenced in this presentation are available on the company’s website at
www.aglresources.com under the Investor Relations section.

Review of 2007
• 2007 was the return to relative normalcy in the physical business
 – No significant weather driven events
 – Pre-hurricane level storage and transport spreads
• Sequent has consequently returned to its pre-hurricane
 baseline earnings trend
• Competition intensified with the entry of investment banks and others
• Futures market driven largely by hedge funds
• LNG imports and power generation demands were up

Summer to Winter Spread Comparison
NYMEX Futures: Monthly Settlements vs. Next January
Spread ($/MMBtu)
$5
$4
$3
$2
$1
$0
Apr-Jan
May-Jan
Jun-Jan
2004 to Jan '05
2005 to Jan '06
2006 to Jan '07
2007 to Jan '08
2008 to Jan '09

Economic Value Generation
Q104
Q204
Q304
Q404
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407

Changing Business Environment
A spike in spreads, volatility, and weather in late 2005 & in 2006 lead to enhanced value generation opportunities …
…but recently the market has been moving back to more traditional levels.
2008 as of 3/25/08

$ millions
140
120
100
80
60
40
20
0
139
92
77
53
40
23
18
90
49
40
34
24
20
9
7
2001
2002
2003
2004
2005
2006
2007
2008B
Operating Margin
EBIT

Back to Baseline Growth
Compound Annual
Growth Rates
Operating Margin
2001 - 2008 = 25%
2004 - 2008 = 13%
EBIT
2001 - 2008 = 28%
2004 - 2008 = 14%

What Hasn’t Changed
• Physical business model remains the same
• Growth continues on a more normal trend
 – Continuing to attract and retain customers
 – Deal flow remains strong
 – Expanding business geographically
 (West & into Canada) and growing other
 segments (power generation & retail)
• Credit metrics remain strong
• Solid team of talented employees

Business Model - “How We Make Money”
What We Are:
• A company with a core strength in physical logistics and
 optimization of transportation and storage
 – Locational spreads (transportation capacity)
 – Physical storage spreads (cash, futures, time)
• A business that adds and creates value by understanding and meeting customers’ needs as well as by optimizing gas flows from supply basin to market center
 – Service provider (asset management, producer & peaking services)
• A leading manager of contractual storage and transportation assets in the Eastern part of the U.S.*
• An organization of 140 people supported by strong systems, processes and controls
What We Are Not:
• Holder of large outright speculative positions
 – Modest risk limits (VaR, credit, basis)
• Financial market-maker

* Sequent is consistently ranked among the Top 20 natural gas marketers (based on volumes) in Gas Daily quarterly rankings.

Services
(Producer,
Peaking, etc.)
Asset
Management
Storage
Optimization /
Trading
Asset
Management
Transportation
Proprietary
Transportation
Proprietary
Storage

Dynamic Model
Sequent’s business
model includes a portfolio
of assets and services
that enable it to capture
value in a variety of
market conditions.
In any given year:
 • The proportion of
 earnings from each
 segment changes with
 market conditions
 • Sequent has the ability
 to capture value in a
 dynamic environment
 For example:
 • 2005 - heavy transportation activity
 • 2006 - heavy storage activity
 • 2007 - more “normal” levels of activity

Credit Exposure Rating Tiers

BB+ &
below
1%
AAA
9%
AA+ to AA-
8%
BBB-
16%
A+ to A-
25%
BBB+ to
BBB
41%

Credit Exposure by Industry

Banking
3%
Mfg
3%
Chemical
3%
Other
2%
Oil & Gas
7%
Natural
Gas Utility
30%
Natural
Gas
Pipelines
14%
Electric
Utility &
Diversified
38%

Maintaining Strong Credit Metrics
Weighted average portfolio
credit rating of A-
As of February 29, 2008

Update on Growth Initiatives
Initiative from Last Year	Status Update
Move west and into Canada	Successfully established western and Canadian business providing incremental value
More penetration of the power generation business	Renewed and added significant deals
Contract additional salt dome storage capacity	Continue to add more high-cycle capacity at reasonable rates with more coming through 2011
Contract key West to East transportation corridors	Opportunistically adding to and re-balancing positions to take advantage of market opportunities and long-term biases
Aggressively expand producer services activities	Continued to add incremental supply along with resources to support Wholesale business and emerging retail /commercial & industrial (C&I) business
Set up and build commercial and industrial marketing effort	Acquired Compass Energy Services in October 2007 and continue to look for opportunities to expand and enhance this business line with its more “annuity-like” stream of earnings

Proprietary High Cycle Storage
Bcf
0
2
4
6
8
10
12
2007A
2008P
2009P
2010P
2011P

Growth Opportunities
West & Canada
Retail
C&I
Proprietary
Storage
Power
Generators

2008 Outlook
• Winter looks to be very close to normal overall so far
 – 10-year average, not the 30-year average
• LNG imports are at the lowest levels since 2003
 – Many are becoming more negative on future prospects
• Tremendous infrastructural build-up over the next 24 months
 – Large amounts of new Rockies and Shale supplies
 – Significant increases in storage capacity
• Watching low water levels in the Southeast
• Power generation requirements continue to rise with no end in sight
• Many new initiatives at the FERC

2008 Initiatives
• Continue to add and retain key customers and assets across
 North America
 – Extension of affiliated asset management agreements
 – Power, power and more power
• Add transportation capacity that directly accesses premium market areas
• Build the commercial and industrial marketing business to
 critical mass and materiality
• Assist more producers in optimizing the optionality associated with their production and pipeline agreements
• Value shop for additional storage capacity
• Focus on containing costs and increasing process efficiencies